                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     NOVEMBER 28, 2005
                                                     ---------------------------


                               CRAWFORD & COMPANY
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     GEORGIA
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        1-10356                                           58-0506554
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


5620 GLENRIDGE DRIVE, N.E., ATLANTA, GEORGIA                     30342
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                     (Zip Code)


                                 (404) 256-0830
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

     On November 22, 2005, Crawford & Company (the "Company") entered into a Terms of Employment Agreement with Allen W. Nelson, Senior Vice President -- General Counsel and Corporate Secretary of the Company. The agreement provides in the event that Mr. Nelson's employment with the Company is terminated due for reasons other than "cause", or in the event of a "change-in-control" of the Company, both as solely defined by the Chief Executive Officer, the Company agrees to provide one year of Mr. Nelson's then current base salary. Additionally, the Company will provide continuation of eligible medical benefits, for a period of one year, under COBRA. Also, all stock options granted to Mr. Nelson will immediately vest and become exercisable for a ninety (90) day period following the date of termination. The agreement also provides that, prior to the severance amounts being paid and options vesting, that the Company and Mr. Nelson agree to mutually acceptable terms of confidentiality, non-solicitation, cooperation and other reasonable and customary terms of a severance agreement at the time of his termination of employment.


Item 9.01         Financial Statements and Exhibits.

         (c)      Exhibits

         The following exhibit is filed herewith:

         Exhibit Number           Descriptions
         --------------           ----------------------------------------------
         10.1                     Terms of Employment, dated November 22, 2005,
                                  between Allen W. Nelson and Crawford & Company

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CRAWFORD & COMPANY



                                        By: /s/ Allen W. Nelson
                                           ---------------------------------
                                            Senior Vice President -- General
                                            Counsel & Corporate Secretary


Dated: November 28, 2005